Income tax expense	6 Months Ended
Dec. 31, 2024
Income taxes paid (refund) [abstract]
Income tax expense	Income tax expense
The standard rate of corporations’ tax applied to taxable profit is 30% for the six months ended December 31, 2024.The reduced corporate tax rate of 25% under the Base Rate Entity regime was applied for the six months ended December 31, 2023.
As at December 31, 2024, Vast has unused tax losses of $5.2 million and unused tax credits of $0.8 million for which no deferred tax asset has been recognised. Deferred tax assets have not been recognised for the unused tax losses as they are not likely to generate taxable income in the foreseeable future. Income tax expense is recognised based on management’s estimate of the weighted average effective annual income tax rate expected for the full financial year. As management has determined that the recognition criteria associated with Deferred Tax Assets, including Deferred Tax Assets arising from unused losses is not satisfied, whereby it must be probable that future taxable profits will arise, no income tax expense has been recorded and therefore there is no effective tax rate for the six months ended December 31, 2024 and December 31, 2023.
During the half-year ended December 31, 2023, as part of the BCA, Vast entered into a Noteholder Support and Loan Termination Agreement whereby each of the convertible promissory notes held by AgCentral Energy were discharged and terminated in exchange for Vast shares, as repayment of all the principal outstanding and accrued interest immediately prior to the BCA. As such requirements of the Commercial Debt Forgiveness provisions of the income tax legislation applied, and a gain on forgiveness arose where the market value of the commercial debt amount released was greater than the market value of the shares issued. The net forgiven amount upon consummation of the BCA was $16.5 million. The gain on forgiveness was applied to reduce the tax losses brought forward as at June 30, 2023, certain expenditure amounts incurred in previous income years,